Exhibit 10.5

AMENDMENT AGREEMENT
DATED AS OF OCTOBER 27, 2008
TO THE CUSTODIAN AGREEMENT
DATED AS OF OCTOBER 5, 2007

AMENDMENT AGREEMENT (the “Amendment”) dated as of October 27, 2008 among BROWN BROTHERS HARRIMAN & CO.  (“BBH”), UNITED STATES COMMODITY FUNDS LLC (“USCF”), formerly known as Victoria Bay Asset Management, LLC, and UNITED STATES 12 MONTH OIL FUND, LP (“US12OF”).

WITNESSETH

The parties have previously entered into that certain Custodian Agreement dated as of October 7 2007 (the “Agreement”).  The parties have agreed to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, BBH, USCF and US12OF hereby acknowledge and agree as follows:

1.            Amendment of the Agreement.  Upon execution of this Amendment by BBH, USCF and US12OF, the Agreement shall be hereby amended as follows:

Section 15.1 of the Agreement shall be deleted in its entirety and replaced with the following:

15.1           Term, Notice and Effect.  This Agreement shall have an initial term of two (2) years from the date hereof. Thereafter, this Agreement shall automatically renew for successive one (1) year periods unless any party terminates this Agreement by providing written notice no later than seventy-five (75) days prior to the expiration of the applicable term to the other parties at their address set forth herein.  Upon the completion of the initial term, either the Custodian, on the one hand, or the General Partner, on the other hand, may elect to terminate this Agreement at any time by delivering ninety (90) days notice thereof to the other party.

2.           Representations.  Each party represents to the other party that:

(a)           Status.  It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

(b)           Powers. It has the power to execute and deliver this Amendment and has taken all necessary action to authorize such execution, delivery and performance;

(c)           No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(d)           Consents.  All governmental and other consents that are required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(e)           Obligations Binding.  Its obligations under this Amendment constitute its legal, valid and binding obligations, enforceable in accordance with its respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

3.           Miscellaneous.

(a)           Entire Agreement.  The Amendment and the Agreement constitute the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings (except as other wise provided herein) with respect thereto.

(b)           Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if signatures thereto and hereto were upon the same instrument.

(c)           Headings.  The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

(d)           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

(e)           Terms. Terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers or authorized representatives as of the day and year first above written.

BROWN BROTHERS HARRIMAN & CO.	UNITED STATES COMMODITY FUNDS LLC

By: /s/ James R. Kent	By: /s/ Howard Mah
Name: James R. Kent	Name: Howard Mah
Title: Managing Director	Title: Management Director
Date: October 29, 2008	Date: October 31, 2008

UNITED STATES 12 MONTH OIL FUND, LP
By: United States Commodity Funds LLC, as General Partner

By: /s/ Howard Mah
Name: Howard Mah
Title: Management Director
Date: October 31, 2008